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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 22, 1999

                             UNITED NATIONAL BANCORP

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             (Exact name of registrant as specified in its charter)

                                   New Jersey

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                 (State or other jurisdiction of incorporation)

                    000-16931              22-2894827

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           (Commission File Number) (IRS Employer Identification No.)

             1130 Route 22 East, Bridgewater, New Jersey 08807-0010

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                    (Address of principal executive offices)

                                 (908) 429-2200

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              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

On November 22, 1999, the Board of Directors of United National Bancorp ("United") has approved a plan to repurchase up to 800,000 shares, or approximately five percent of its common stock

Under the stock repurchase plan, which is effective immediately, the Company will purchase shares from time to time in open market transactions or privately negotiated transactions at prevailing market prices. Repurchased shares will be reserved for later reissue in connection with future stock dividends, employee benefit plans and other general corporate purposes.

The Company currently has 16,145,931 outstanding shares. Repurchase of the Company's stock is subject to availability of the stock and may be discontinued at any time.

A copy of United's press release is being filed as an exhibit to this Current Report.



Item 7.  Financial Statements and Exhibits. Exhibits

         99(a) United issued a press release dated November 22, 1999, announcing United's stock repurchase program.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    UNITED NATIONAL BANCORP


Dated: November 24, 1999                            By:Thomas C. Gregor
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                                                       Thomas C. Gregor
                                                       Chairman, President and
                                                       Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit No.                      Description

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   99(a)                         Press Release dated November 22, 1999